SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549




                               FORM 8-K

                            CURRENT REPORT




 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported)  May 7, 1996





                             Cinergy Corp.
           (Exact Name of Registrant as Specified in its Charter)




   Delaware                      1-11377                 31-1385023
(State or other                (Commission             (IRS Employer
jurisdiction of                File Number)          Identification No.)
 incorporation)






              139 East Fourth Street, Cincinnati, Ohio  45202
            (Address of Principal Executive Offices)  (Zip Code)





   Registrant's Telephone Number, including area code  (513) 381-2000

ITEM 5.  OTHER EVENTS.

Reference is made to the joint press release of Cinergy Corp. and General Public Utilities Corporation, dated May 7, 1996, announcing an agreement with the Board of Directors of Midlands Electricity plc (Midlands) to offer to acquire Midlands, a copy of which is attached hereto as Exhibit 20 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

  Exhibit
Designation                             Nature of Exhibit

    20 Joint press release of Cinergy Corp. and General Public Utilities Corporation, dated May 7, 1996.

                        SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 Cinergy Corp.
                                                 (Registrant)




Date:  May 7, 1996                By:        /s/ Charles J. Winger
                                               Charles J. Winger,
                                                  Comptroller
                                                  (Signature)